                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                            Commission Only (as permitted
                                            by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     JAPAN OTC EQUITY FUND, INC.
 ....................................................................
          (Name of Registrant as Specified In Its Charter)

 ....................................................................
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500  per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       .............................................................

    2) Aggregate number of securities to which transaction applies:

       .............................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       .............................................................

    4) Proposed maximum aggregate value of transaction:

       .............................................................

    5) Total fee paid:

       .............................................................

[ ] Fee paid previously with preliminary materials.

       .............................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ..............................................................

    2) Form, Schedule or Registration Statement No.:

       ..............................................................

    3) Filing Party:

       ..............................................................

    4) Date Filed:

       ..............................................................

                          JAPAN OTC EQUITY FUND, INC.
                                180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 12, 1996
                            ------------------------

TO THE STOCKHOLDERS OF
JAPAN OTC EQUITY FUND, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the "Meeting") of Japan OTC Equity Fund, Inc. (the "Company") will be held at the offices of Nomura Capital Management, Inc., 180 Maiden Lane, New York, New York on Tuesday, November 12, 1996, at 9:30 A.M. for the following purposes:

     (1) To elect six Directors to serve for the ensuing year;

     (2) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP as independent accountants of the Company for its fiscal year ending February 28, 1997; and

     (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 20, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     A complete list of the stockholders of the Company entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Company for any purpose germane to the Meeting during ordinary business hours from and after October 28, 1996, at the offices of the Company, 180 Maiden Lane, New York, New York.

     You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

                                          By Order of the Board of Directors

                                                     JOHN F. WALLACE
                                                        Secretary

New York, New York
Dated: September 27, 1996

                     [This page intentionally left blank.]

                                PROXY STATEMENT

                          JAPAN OTC EQUITY FUND, INC.
                                180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038

                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 12, 1996
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Japan OTC Equity Fund, Inc., a Maryland corporation (the "Company"), to be voted at the 1996 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the offices of Nomura Capital Management, Inc., 180 Maiden Lane, New York, New York, on Tuesday, November 12, 1996, at 9:30 A.M. The approximate mailing date of this Proxy Statement is September 30, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of six Directors and for the ratification of the selection of independent accountants. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Company at the Company's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on September 20, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of September 20, 1996, the Company had outstanding 11,384,000 shares of Common Stock, par value $0.10 per share. To the knowledge of management of the Company, no person owned beneficially more than 5% of its outstanding shares at such date.

     The Board of Directors of the Company knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                             ELECTION OF DIRECTORS

     At the Meeting six Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

     The Board of Directors of the Company knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth as follows:

                                                                                               SHARES OF
                                                                                              COMMON STOCK
                                                                                             OF THE COMPANY
                                     PRINCIPAL OCCUPATIONS                                    BENEFICIALLY
     NAME AND ADDRESS                DURING PAST FIVE YEARS                   DIRECTOR          OWNED AT
        OF NOMINEE                AND PUBLIC DIRECTORSHIPS (1)        AGE      SINCE       SEPTEMBER 20, 1996
- ---------------------------   ------------------------------------    ---     --------     ------------------
William G. Barker,            Consultant to the television            63        1993                  0
Jr.(2) ....................     industry since 1991. Senior Vice
111 Parsonage Road              President and Chief Financial
Greenwich, Connecticut          Officer of The CBS/Fox Company
06830                           from 1982 to 1991.

George H. Chittenden(2) ...   Director of Bank Audi (USA).            79        1990                500
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Iwao Komatsu(3) ...........   President of the Company since 1995;    59        1995                  0
180 Maiden Lane                 President of Nomura Capital
New York, New York 10038        Management, Inc. ("NCM" or the
                                "Manager") since 1995 and Director
                                since 1994; Managing Director of
                                Nomura Investment Management Co.,
                                Ltd. ("NIMCO" or the "Investment
                                Adviser") from 1990 to 1996,
                                Director from 1987 to 1990;
                                Director of Nomura Capital
                                Management (U.K.) Limited since
                                1994 and Managing Director from
                                1989 to 1993.

Chor Weng Tan(2) ..........   Managing Director for Education, The    60        1990                  0
345 East 47th Street            American Society of Mechanical
New York, New York 10017        Engineering since 1991; Professor,
                                School of Engineering, The Cooper
                                Union from 1963 to 1991; Dean,
                                School of Engineering, The Cooper
                                Union from 1975 to 1987; Executive
                                Officer, The Cooper Union Research
                                Foundation from 1976 to 1987;
                                Program Director, Presidential
                                Young Investigator Awards of
                                National Science Foundation from
                                1987 to 1989; and Director, Tround
                                International, Inc.

Arthur R. Taylor(2) .......   President of Muhlenberg College         61        1990                  0
2400 Chew Street                since 1992; Dean of the Faculty of
Allentown, Pennsylvania         Business of Fordham University
18104                           from 1985 to 1992; Chairman of
                                Arthur R. Taylor & Co. (investment
                                firm); and Director of Pitney
                                Bowes Inc. and Louisiana Land &
                                Exploration Company.

                                                                                               SHARES OF
                                                                                              COMMON STOCK
                                                                                             OF THE COMPANY
                                     PRINCIPAL OCCUPATIONS                                    BENEFICIALLY
     NAME AND ADDRESS                DURING PAST FIVE YEARS                   DIRECTOR          OWNED AT
        OF NOMINEE                AND PUBLIC DIRECTORSHIPS (1)        AGE      SINCE       SEPTEMBER 20, 1996
- ---------------------------   ------------------------------------    ---     --------     ------------------
John F. Wallace(3) ........   Secretary and Treasurer of the          68        1990                500
180 Maiden Lane                 Company since 1990; Senior Vice
New York, New York 10038        President of NCM since 1981,
                                Secretary since 1976, Treasurer
                                since 1984 and Director since
                                1986; Senior Vice President of
                                Nomura Securities International,
                                Inc. ("NSI") since 1978, Secretary
                                from 1977 to 1991, and Director
                                from 1983 to 1991.

- ---------------
(1) Each of the nominees is also a director of Jakarta Growth Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc., investment companies for which NCM acts as manager.

(2) Member of Audit Committee and Nominating Committee of the Board of
    Directors.

(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Company.

     Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Company within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Company's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Company. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Company as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by stockholders of the Company. Stockholders should submit nominees to the Secretary of the Company. The Company has no standing Compensation Committee.

     During the fiscal year ended February 29, 1996, the Board of Directors held four meetings; the Audit Committee held one meeting; and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is not an "interested person" of the Company attended at least 75% of the meetings of the Audit and Nominating Committees held during such period.

     Interested Persons. The Company considers two nominees, Messrs. Komatsu and Wallace, to be "interested persons" of the Company within the meaning of Section 2(a) (19) of the Investment Company Act. Mr. Komatsu is President of the Company and the President and a director of NCM. Mr. Wallace is Secretary and Treasurer of the Company, Senior Vice President, Secretary, Treasurer and a director of NCM and Senior Vice President of NSI, which is an affiliate of NCM.

     Compensation of Directors. The Manager pays all compensation of all Directors of the Company who are affiliated with the Manager or any of its affiliates. The Company pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $37,103 for the fiscal year ended February 29, 1996. The Company has paid affiliated Directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $1,517 for the fiscal year ended February 29, 1996.

     The following table sets forth for the periods indicated compensation paid by the Company to its Directors and the aggregate compensation paid by all investment companies managed by NCM or advised by NIMCO to the Directors.

                                    AGGREGATE               PENSION OR RETIREMENT          TOTAL COMPENSATION FROM
                                  COMPENSATION           BENEFITS ACCRUED AS PART OF        FUND COMPLEX PAID TO
                                FROM COMPANY FOR           COMPANY EXPENSES FOR ITS         DIRECTORS DURING THE
                              ITS FISCAL YEAR ENDED           FISCAL YEAR ENDED              CALENDAR YEAR ENDED
     NAME OF DIRECTOR           FEBRUARY 29, 1996             FEBRUARY 29, 1996              DECEMBER 31, 1995*
- ---------------------------   ---------------------      ----------------------------      -----------------------
William G. Barker, Jr......          $ 7,000                         None                          $28,500
George H. Chittenden.......          $ 7,000                         None                          $28,500
Iwao Komatsu...............               --                         None                               --
Chor Weng Tan..............          $ 7,000                         None                          $28,500
Arthur R. Taylor...........          $ 7,000                         None                          $28,500
John F. Wallace............               --                         None                               --

- ------------------
* In addition to the Company, the "Fund Complex" included Jakarta Growth Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc.

     Officers of the Company. The following table sets forth information concerning the officers of the Company. Officers of the Company are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                            SHARES OF
                                                                                           COMMON STOCK
                                                                                          OF THE COMPANY
                                                                                           BENEFICIALLY
  NAME AND PRINCIPAL OCCUPATION DURING PAST                                 OFFICER          OWNED AT
                    FIVE YEARS                      OFFICE         AGE       SINCE      SEPTEMBER 20, 1996
- ---------------------------------------------   ---------------    ----     -------     ------------------
Iwao Komatsu ................................   President           59        1995                0
  President of NCM since 1995 and Director
     since 1994. Managing Director of NIMCO
     from 1990 to 1996, Director from 1987 to
     1990.

Mitsutoyo Kohno .............................   Vice President      47        1990                0
  Senior Vice President of NCM since 1991 and
     Director since 1994, Vice President from
     1989 to 1991.

John F. Wallace .............................   Secretary and       68        1990              500
                                                  Treasurer
  Senior Vice President of NCM since 1981,
     Secretary since 1976, Treasurer since
     1984 and Director since 1986. Senior
     Vice President of NSI since 1978,
     Secretary from 1977 to 1991, and
     Director from 1983 to 1991.

     Stock Ownership. At September 20, 1996, the Directors and officers of the Company as a group (7 persons) owned an aggregate of 1,000 shares, less than 1% of the outstanding shares of the Company. Mr. Komatsu, President of the Company, owns less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NCM and NIMCO.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     On the recommendation of the Audit Committee, the Board of Directors of the Company, including a majority of the Directors who are not interested persons of the Company, has selected the firm of Price Waterhouse LLP ("Price Waterhouse"), as independent accountants, to audit the financial statements of the Company for the fiscal year ending February 28, 1997. Price Waterhouse has acted as the Company's independent accountants since the inception of the Company. The Company knows of no direct or indirect financial interest of such firm in the Company. Such appointment is subject to ratification or rejection by the stockholders of the Company. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

     Price Waterhouse also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NCM, and for three other investment companies for which NCM acts as manager. The Board of Directors of the Company considered the fact that Price Waterhouse has been retained as the independent accountants for these other entities in its evaluation of the ability of Price Waterhouse to also function in that capacity for the Company.

     A representative of Price Waterhouse is expected to be present at the Meeting and will have the opportunity to respond to questions from stockholders and to make a statement if such person so desires.

                             ADDITIONAL INFORMATION

     The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Company. The Company will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Company. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Company has retained at its expense Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $3,500, together with reimbursement of such firm's expenses.

     The election of Directors requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. The holders of a majority of the shares of stock of the Company entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Company expects that broker-dealer firms holding shares of the Company in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Company understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Company to vote on the items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Company's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on the items to be considered at the Meeting.

     The address of NCM is 180 Maiden Lane, New York, New York 10038. The address of NIMCO is 1-12-11, Nihonbashi, Chuo-ku, Tokyo 103, Japan.

     The Company sends quarterly reports to shareholders. The Company will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Company at 180 Maiden Lane, New York, New York 10038 (or call 1-800-833-0018).

PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by June 2, 1997.

                                          By Order of the Board of Directors

                                                     JOHN F. WALLACE
                                                        Secretary

Dated: September 27, 1996

                         JAPAN OTC EQUITY FUND, INC.
                              180 Maiden Lane
                          New York, New York 10038

        This proxy is solicited on behalf of the Board Of Directors.

The undersigned hereby appoints Iwao Komatsu and John F. Wallace as proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all shares of Common Stock of Japan OTC Equity Fund, Inc. (the "Company"), held of record by the undersigned on September 20, 1996 at the annual meeting of stockholders of the Company to be held on November 12, 1996 or any adjournment thereof.

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

- -------------------------------------------------------------------------------
  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
- -------------------------------------------------------------------------------
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
- -------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

- -----------------------------------------    ----------------------------------

- -----------------------------------------    ----------------------------------

- -----------------------------------------    ----------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                                                              WITH-   FOR ALL
                                                      FOR     HOLD    EXCEPT
 1.) ELECTION OF DIRECTORS:                           / /     / /      / /

           William G. Barker, Jr., George H. Chittenden,
           Iwao Komatsu, Chor Weng Tan, Arthur R. Taylor,
                        and John F. Wallace.

     If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominees.

                                                     FOR    AGAINST  ABSTAIN

 2.) Proposal to ratify the selection of Price       / /      / /      / /
     Waterhouse LLP as the independent
     accountants of the Company.

 3.) In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournments thereof.

     This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted for Proposals 1 and 2.


     Mark box at right if comments or address change has       / /
     been noted on the reverse side of this card.

RECORD DATE SHARES:

Please be sure to sign and date this Proxy.                 Date
- -----------------------------------------------------------------------------



- --------------------------------     ----------------------------------------
Stockholder sign here                Co-owner sign here